Exhibit (h)(14)

CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of June 17, 2011

Portfolio Series of the Trust

FUND
WisdomTree Total Dividend Fund
WisdomTree Equity Income Fund
WisdomTree DEFA Fund
WisdomTree DEFA Equity Income Fund
WisdomTree Asia-Pacific ex-Japan Fund (formerly, WisdomTree Pacific ex-Japan Total Dividend Fund)
WisdomTree Australia Dividend Fund (formerly, WisdomTree Pacific ex-Japan Equity Income Fund)

WisdomTree Global Equity Income Fund
WisdomTree Japan Hedged Equity Fund
WisdomTree Global ex-US Growth Fund (formerly, WisdomTree World ex-U.S. Growth Fund)

WisdomTree Dividend ex-Financials Fund
WisdomTree LargeCap Dividend Fund
WisdomTree MidCap Dividend Fund
WisdomTree SmallCap Dividend Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree International LargeCap Dividend Fund
WisdomTree International Dividend ex-Financials Fund
WisdomTree International MidCap Dividend Fund
WisdomTree International SmallCap Dividend Fund
WisdomTree Commodity Country Equity Fund (formerly, WisdomTree International Basic Materials Sector Fund)
WisdomTree Global Natural Resources Fund (formerly, WisdomTree International Energy Sector Fund)

WisdomTree Global ex-US Utility Fund (formerly, WisdomTree International Utilities Sector Fund)

WisdomTree Total Earnings Fund
WisdomTree Earnings 500 Fund
WisdomTree MidCap Earnings Fund
WisdomTree SmallCap Earnings Fund
WisdomTree LargeCap Value Fund
WisdomTree Global ex-US Real Estate Fund (formerly, WisdomTree International Real Estate Fund)

CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of June 17, 2011

Portfolio Series of the Trust

FUND
WisdomTree India Earnings Fund
WisdomTree Emerging Markets Equity Income Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree Middle East Dividend Fund
WisdomTree LargeCap Growth Fund
WisdomTree International Hedged Equity Fund
WisdomTree Dreyfus Emerging Currency Fund
WisdomTree Dreyfus Euro Fund
WisdomTree Dreyfus Japanese Yen Fund
WisdomTree Dreyfus Brazilian Real Fund
WisdomTree Dreyfus Chinese Yuan Fund
WisdomTree Dreyfus Indian Rupee Fund
WisdomTree Dreyfus New Zealand Dollar Fund
WisdomTree Dreyfus South African Rand Fund
WisdomTree Emerging Markets Local Debt Fund
WisdomTree Dreyfus Commodity Currency Fund
WisdomTree Managed Futures Strategy Fund
WisdomTree Asia Local Debt
WisdomTree Global Real Return

WisdomTree Trust	WisdomTree Asset
Management, Inc.

/s/ Jonathan Steinberg	/s/ Bruce Lavine
Signature	Signature

Jonathan Steinberg	Bruce Lavine
President	President

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